Exhibit 99.1

Keefe, Bruyette & Woods Community Bank Investor Conference July 30, 2013

 SCBT has filed a registration statement and other relevant documents concerning the transaction with the Securities and Exchange Commission and appropriate state and federal banking authorities. SCBT and First Financial have prepared a proxy statement and other relevant documents concerning the proposed transaction for its shareholders. Both SCBT and First Financial shareholders are urged to read such proxy and registration statements regarding the proposed transaction as they become available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents because these will contain important information. You will be able to obtain a free copy of the registration statement, as well as other filings containing information about SCBT Financial Corporation and First Financial Holdings, Inc., at the SEC’s internet site (http://www.sec.gov). The documents can also be obtained, without charge, by directing a written request to either SCBT Financial Corporation, P. O. Box 1030, Columbia, SC 29202, Attention: Richard C. Mathis, Executive Vice President and Treasurer, or First Financial Holdings, Inc., 2440 Mall Drive, Charleston, SC 29406, Attention: Blaise B. Bettendorf, Chief Financial Officer. SCBT Financial Corporation, First Financial Holdings, Inc., and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of SCBT and First Financial in connection with the merger. Information about the directors and executive officers of First Financial and their respective ownership of FFCH common stock is set forth in First Financial’s most recent proxy statement as filed with the SEC, which is available at the SEC’s Internet site (http://www.sec.gov) and at First Financial’s address above. Information about the directors and executive officers of SCBT Financial Corporation and their ownership of SCBT stock is set forth in SCBT’s most recent proxy statement filed with the SEC and available at the SEC’s internet site and from SCBT at the address set forth above. Additional information regarding the interests of these participants may be obtained by reading the proxy statement/prospectus regarding the proposed transaction when it becomes available. 2 FORWARD-LOOKING STATEMENTS & NON-GAAP MEASURES Cautionary Statement Regarding Forward Looking Statements Statements included in this report which are not historical in nature are intended to be, and are hereby identified as, forward looking statements for purposes of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934. Forward looking statements generally include words such as “expects,” “projects,” “anticipates,” “believes,” “intends,” “estimates,” “strategy,” “plan,” “potential,” “possible” and other similar expressions. The Company cautions readers that forward looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from forecasted results. Such risks and uncertainties, include, among others, the following possibilities: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive merger agreement between the Company and First Financial Holdings, Inc. (“First Financial”); (2) the outcome of any legal proceedings that may be instituted against the Company or First Financial; (3) the inability to complete the transactions contemplated by the Merger Agreement due to the failure to satisfy each transaction’s respective conditions to completion, including the receipt of regulatory approval; (4) credit risk associated with an obligor’s failure to meet the terms of any contract with the bank or otherwise fail to perform as agreed; (5) interest risk involving the effect of a change in interest rates on both the bank’s earnings and the market value of the portfolio equity; (6) liquidity risk affecting the bank’s ability to meet its obligations when they come due; (7) price risk focusing on changes in market factors that may affect the value of traded instruments in “mark-to-market” portfolios; (8) transaction risk arising from problems with service or product delivery; (9) compliance risk involving risk to earnings or capital resulting from violations of or nonconformance with laws, rules, regulations, prescribed practices, or ethical standards; (10) strategic risk resulting from adverse business decisions or improper implementation of business decisions; (11) reputation risk that adversely affects earnings or capital arising from negative public opinion; (12) terrorist activities risk that results in loss of consumer confidence and economic disruptions; (13) cybersecurity risk related to our dependence on internal computer systems and the technology of outside service providers, as well as the potential impacts of third-party security breaches, subjects the company to potential business disruptions or financial losses resulting from deliberate attacks or unintentional events; (14) economic downturn risk resulting in deterioration in the credit markets; (15) greater than expected noninterest expenses; (16) excessive loan losses; (17) failure to realize synergies and other financial benefits from, and to limit liabilities associates with, mergers and acquisitions, including mergers with Peoples Bancorporation (“Peoples”), The Savannah Bancorp, Inc. (“Savannah”), and First Financial, within the expected time frame; (18) potential deposit attrition, higher than expected costs, customer loss and business disruption associated with the integration of Savannah and First Financial, including, without limitation, potential difficulties in maintaining relationships with key personnel and other integration related-matters; (19) the risks of fluctuations in market prices for Company Common Stock that may or may not reflect economic condition or performance of the Company; (20) the payment of dividends on Company Common Stock is subject to regulatory supervision as well as the discretion of the board of directors of the Company; and (21) other factors, which could cause actual results to differ materially from future results expressed or implied by such forward looking statements. Non-GAAP Measures Statements included in this presentation include non-GAAP measures and should be read along with the accompanying tables to the earnings release which provide a reconciliation of non-GAAP measures to GAAP measures. Management believes that these non-GAAP measures provide additional useful information. Non-GAAP measures should not be considered as an alternative to any measure of performance or financial condition as promulgated under GAAP, and investors should consider the company's performance and financial condition as reported under GAAP and all other relevant information when assessing the performance or financial condition of the company. Non-GAAP measures have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for analysis of the company's results or financial condition as reported under GAAP.

SCBT FINANCIAL CORPORATION LARGEST PUBLICLY TRADED HOLDING COMPANY HEADQUARTERED IN SC Serving the banking needs of customers within the Carolinas for 80 years and Georgia for 113 years 3 Market Cap $858 million Branches 81 FTE’s 1,304 Asset Size $5.0 billion Deposits $4.2 billion Loans $3.6 billion Customers 371,000 Data as of 6/30/2013

HIGHLIGHTS OF SCBT Consistent Organic Growth Large and Low Cost Deposit Base 4 Fortress Balance Sheet Organic Revenue And Profit Growth Strategic Expansion Building Tangible Book Value per Share Quality Loan and Deposit Relationships Simple Business Model and Balance Sheet Well Defined M&A Strategy Focus on integration and execution of First Financial Holdings through 2014 2Q 2013 Earnings Net Income = $12.5 Million Net Operating Earnings = $13.1 Million (14) Pre-Tax, Pre-Credit Operating Income = $22.5 Million (9) See endnotes (9,14)

HOW WE OPERATE THE COMPANY 5

MARKET PERFORMANCE See endnotes (1) Price Performance since 12/31/08 6 Pricing data as of 7/12/13 75.0% 58.7% 14.7% (32.9%) (56.5%)

February 20, 2013 Largest SC Bank Merger SCBT Financial Corporation and First Financial Holdings, Inc.

8 PARTNERSHIP RATIONALE A natural partnership between two culturally similar South Carolina community banks Significant franchise accretion Forms continuous coastal presence from Savannah, GA to Wilmington, NC Enhances market share in all combined markets Strategic Value Financially Attractive Low Risk Profile Partnership epitomizes highly selective M&A criteria Double digit EPS accretion (excluding one-time merger costs) Expected to be accretive to tangible book value in 3 to 3.5 years Similar markets for 80 years Comprehensive due diligence process and thorough review of loan portfolio Cohesive culture with familiar customer base Strong pro forma capital ratios SOUNDNESS PROFITABILITY GROWTH

 TBV accretive ~ 3 to 3.5 years Double digit EPS accretive (excluding one-time merger costs) for the first full year Assumes preferred equity remains outstanding through 2014 Closes on July 26th, 2013 Cost savings ~ 30% by end of 2014 No revenue synergies assumed One-time merger related expenses ~ $24 to 30 million (after-tax) System Conversion by July 2014 FFCH MERGER 9

MERGER WITH FFCH 10 SCBT (81 branches) FFCH (65 branches) Pro Forma Branches: 146 FTE’s 2,275 Assets: $8.2 Billion Loans: $5.9 Billion Deposits: $6.7 Billion Core Deposits $4.9 Billion Financial data combined as of 6/30/2013. Does not include impact of purchase accounting adjustments GEORGIA Charlotte Wilmington Myrtle Beach Hilton Head Island Savannah Atlanta Florence Columbia Athens Gainesville Georgetown Charleston NORTH CAROLINA SOUTH CAROLINA Greenville

MSA SCBT Rank FFCH Rank Pro Forma Hilton Head 2 7 1 Georgetown 8 3 1 Charleston 10 2 2 Florence 10 7 5 Greenville 8 14 5 Myrtle Beach 19 6 6 FRANCHISES THAT COMPLEMENT EACH OTHER 11 Market Share Mortgage Banking - Pro Forma Mortgage Market Share #4 in South Carolina Wealth Management - Assets Under Management /Care $3.35 Billion Our Teams Our Facilities

Data as of 6/30/12 FDIC Summary of Deposits Excludes non-retail branches SOUTH CAROLINA #5 MARKET SHARE 12 Deposit Market Share in South Carolina Deposits Market Rank Institution ($mm) Share Branches 1 Wells Fargo & Co. $12,189 18.09% 146 2 Bank of America Corp. 9,114 13.53 102 3 BB&T Corp. 6,939 10.30 116 4 First Citizens Bancorp. Inc. 6,214 9.22 169 Pro Forma 5,132 7.61 112 5 Toronto-Dominion Bank 3,489 5.18 81 6 Synovus Financial Corp. 2,743 4.07 42 7 SCBT Financial Corp. 2,643 3.92 53 8 First Financial Holdings Inc. 2,489 3.69 59 9 SunTrust Banks Inc. 1,987 2.95 61 10 Palmetto Bancshares Inc. 1,023 1.52 29

Long-term, dedicated teams Like-minded management and business culture Retention of key management will reinforce continuity Tenured & committed Board of Directors BENEFITS TO OUR STAKEHOLDERS Unlocks shareholder value for both companies Benefit from increased liquidity and dividends for First Financial shareholders Implied annual dividend per FFCH share $0.31 (1) Substantially reduces downside risk and significantly increases long term growth potential 13 Both banks operate under the community banking model and strong service levels Mortgage, wealth management, retail and commercial scale Convenience of expanded network of nearly146 locations, including branches across all major South Carolina markets Continuity in retaining First Financial board members to local Advisory Board Shareholders Customers Employees Based on SCBT’s most recent annualized dividend rate of $0.72 per share x .4237

Ideal combination of strategic and financial attractiveness to all parties Will create long-term value for both First Financial & SCBT shareholders Creates an incredibly valuable Southeastern bank Powerful transaction due to the size, scale and diversity of the combined company Low risk, in-market merger Positions company well for the future SUMMARY 14

SUPPLEMENTAL INFORMATION

MARKET HIGHLIGHTS: CHARLESTON

Charleston Market Overview

- The Charleston MSA ranked in the top ten on Forbes' 2013 list of Top Mid-Size Cities for Jobs
- Boeing South Carolina is home to the 787 Dreamliner final assembly & delivery facility
- Charleston ranked among the top 10 fastest growing cities for software and Internet technology in 2012
  - 4th highest per capita concentration in the U.S. for computer research scientists and the 7th highest for computer hardware engineers
  - Nicknamed "Silicon Harbor"
- Charleston is the 10th busiest port in America and the 4th on the East Coast
  - Handles ~$72 million of cargo every day with service to more than 140 countries
  - Fastest growing port of the Top 10 U.S. container ports in the first half of 2012

Highlight Demographics



Charleston
South Carolina
9.5%
6.2%
11.9%
17.1%
Projected Population Growth 2012 – 2017 (%)
Projected Median Household Income Growth 2012 – 2017 (%)

Technology Companies With Presence in Charleston

twitpic
createspace an Amazon company
Google
Blackbaud
BENEFITFOCUS
PEOPLEMATTER

SCBT FINANCIAL CORPORATION
16
See endnotes (4)

First Financial currently operates 7 branches in the Wilmington, NC MSA North Carolina ranked as Forbes 4th Best State for Business in 2012 Highest net migration rate in the US Low cost of construction attracts future development opportunities in the region Port of Wilmington was recently approved for the development of a state-of-the-art cold storage facility Projected median household income in 2017 of $51,366 in the Wilmington, NC MSA 17 Wilmington, NC Market Overview First Financial’s Presence in the Wilmington, NC MSA Projected Population Growth 2012 – 2017 (%) Projected Median Household Income Growth 2012 – 2017 (%) Highlight Demographics FFCH Branch Wilmington North Carolina NORTH CAROLINA MARKET HIGHLIGHTS See endnotes (5) 18.2% 18.5%

Strength in Numbers: Combined Assets Under Management and Care of $3.3 Billion Combined revenues of approximately $15.8 Million Nationally top-ranking among trust and fiduciary services institutions Competitive platform of fully integrated Wealth Management solutions: Full Service Broker-Dealer Registered Investment Advisory Firm WEALTH MANAGEMENT STRATEGIES 18 Wealth Management Corporate Retirement Planning Services Trust and Asset Management Services

Pro Forma Mortgage Market Share #4 in SC SCBT #5 / First Financial #8 (6) Platform of integrated Mortgage Banking products: Retail Mortgage: 70 originators covering 12 regional markets Retail Mortgage: ~ $1.3 billion in annual production Wholesale Mortgage: $500 million in annual production Portfolio Servicing: $2.9 billion in mortgages Sell Direct: Ability to deal directly with FNMA & FHLMC MORTGAGE BANKING STRATEGIES 19 See endnotes (6)

SOUNDNESS

CREDIT QUALITY (NON-ACQUIRED) 21 See endnotes (7)

CAPITAL 22 See endnotes (7)

PROFITABILITY

PROFITABILITY 24 In Millions See endnotes (8)

CONSISTENT LONG-TERM EARNINGS POWER In Millions

26 NET INTEREST MARGIN

OPERATING EFFICIENCY RATIO - QTD 27 See endnotes (10)

DIVIDENDS 28 See endnotes (11)

GROWTH

LEGACY LOAN PORTFOLIO MIX 30 4.4% 5 YR CAGR (2007 – 2012) Organic Loan Growth In Millions See endnotes (12)

GROWTH – CORE & TOTAL DEPOSITS 31 In Millions Growth – Core Deposits* 35.1% 5 YR CAGR (2007 – 2012) Growth – Total Deposits 36.9% 5 YR CAGR (2007 – 2012) Acquired Deposits $3,004 $2,350 $3,254 See endnotes (13) $4,298 $4,182

Habersham Bank SUPPLEMENTAL INFORMATION

INDEX – SUPPLEMENTAL INFORMATION Largest Relationships39 Acquired Loans40 ALLL Trend41 Credit Trends42 Investment Portfolio43 Fee Income by Type44 CD Re-pricing45 Market Demographics46 Analyst Recommendations51 33

34 LARGEST CREDIT RELATIONSHIPS (NON-ACQUIRED) Loan Commitment in Millions Top 25 197.21 $ 7.4% Top 50 324.64 $ 12.2% Top100 483.68 $ 18.1% Top 200 713.39 $ 26.8% Total Loans Outstanding (Non-Acq) 2,665.60 $ 100.0% Total Relationship Balance

ACQUIRED LOANS (Carrying Value) 35 Covered Loans Non-Covered Loans Total Acquired Loans Non-Covered Loans Construction/Land $ 72,453 Comml Non Owner Occ $ 158,100 Other Inc Prod $ 97,747 Cons Owner Occ $ 161,160 Comml Owner Occ $ 124,312 C & I $ 61,237 Cons Non Rl Est $ 7,749 Total $ 682,758 Total Acquired Loans Construction/Land $ 107,515 Comml Non Owner Occ $ 207,539 Other Inc Prod $ 132,737 Cons Owner Occ $ 225,842 Comml Owner Occ $ 167,544 C & I $ 71,109 Cons Non Rl Est $ 9,554 Total $ 921,840 Covered Loans Construction/Land $ 35,062 Comml Non Owner Occ $ 49,439 Other Inc Prod $ 34,990 Cons Owner Occ $ 64,682 Comml Owner Occ $ 43,232 C & I $ 9,872 Cons Non Rl Est $ 1,805 Total $ 239,082

ALLL TREND DATA (NON-ACQUIRED LOANS) 36 2.00% 1.91 % See endnotes (15) 1.84% 1.73% 1.60% 1.45%

37 CREDIT TRENDS (NON-ACQUIRED LOANS) See endnotes (21) $ 140.9

BANK INVESTMENT PORTFOLIO MIX 38 Bank Fixed Income Investment Portfolio (AFS & HTM) As of 6/30/13 Tax Equivalent Yield 3.06% Weighted Average Life 4.48 years Modified Duration 3.99 Total Carrying Value(16) $ 523,316 See endnotes (16) State and Municipal - HTM 2% State and Municipal - AFS 27% U.S. Agency/GSE Debentures 16% SBA 3% Mortgage - Backed Securities 52%

FEE INCOME BY TYPE 39 22% of Total Income $ 1.8 Billion in Assets Under Management Focused on growing Wealth Management Checking Accounts Secondary Mortgage 2Q2013: $16 Million See endnotes (17)

CONTINUED CD REPRICING OPPORTUNITIES 40 Average CD Price in past 30 days ~ 14 BPS Upcoming Maturities (in millions) Amount Yield 3rd Quarter 2013 251.7 $ 0.33% 4th Quarter 2013 218.1 $ 0.25% 1st Quarter 2014 117.0 $ 0.26%

NORTHEAST GEORGIA DEPOSIT MARKET SHARE 41 43 FDIC Insured Institutions, $10.6 Billion Total Deposits Rank Institution (in Millions) Deposit Share 1 Wells Fargo 1,315 12.4% 2 Regions Bank 1,152 10.9% 3 SunTrust Bank 893 8.4% 4 United Community Bank 873 8.3% 5 SCBT 842 8.0% 6 Synovus 818 7.7% 7 BB&T 573 5.4% 8 Bank of America 545 5.2% 9 First American Bank & Trust 351 3.3% 10 Community Southern Bank 347 3.3% See endnotes (18,19)

UNEMPLOYMENT DATA 42

S.C. REAL ESTATE MARKETS 43 See endnotes (20) Beaufort 426 510 19.7% 173 $ 175 $ 1.0% 220 203 -7.7% Charleston Trident 3,920 4,739 20.9% 183 198 8.3% 115 85 -26.1% Coastal Carolinas 3,349 3,827 14.3% 136 140 3.0% 178 172 -3.4% Gr. Columbia 2,899 3,570 23.1% 139 140 0.9% 110 97 -11.8% Gr. Greenville 2,833 3,581 26.4% 141 150 6.2% 136 123 -9.6% Hilton Head Area 1,287 1,407 9.3% 225 250 11.1% 134 124 -7.5% Piedmont Reg. Assoc. 902 1,059 17.4% 145 145 0.0% 162 144 -11.1% State Totals 20,294 24,184 19.2% 146 $ 152 $ 4.2% 142 125 -12.0% May-12 YTD Average Days on the Market (DOM) % Change May-13 YTD Median Price of Residential Homes (in Thousands) May-12 YTD May-13 YTD % Change Number of Residential Homes, Condos & Villas Sold May-12 YTD May-13 YTD % Change

DEMOGRAPHIC HIGHLIGHTS IN KEY MARKETS 44 See endnotes (19)

MEDIAN HOUSEHOLD INCOME



$84,000-$120,000
$70,001-84,000
$41,000-$70,000 (Median)
$27,001-$41,000
$8,889-$27,000

Demographic Data as of 12/31/2012

SCBT FINANCIAL CORPORATION®

45

See endnotes (19)

ANALYST RECOMMENDATIONS 46 ANALYST Second Quarter 2013 RECOMMENDATION BB&T Capital Markets HOLD FIG Partners OUTPERFORM Keefe, Bruyette & Woods OUTPERFORM Raymond James STRONG BUY Sandler O’Neill + Partners BUY Sterne Agee BUY SunTrust Robinson Humphrey BUY Wunderlich Securities BUY

INVESTOR CONTACTS Robert R. Hill, Jr. Chief Executive Officer John C. Pollok Senior Executive Vice President and Chief Financial Officer / Chief Operating Officer 47 520 Gervais Street Columbia, South Carolina 29201 800-277-2175 www.scbtonline.com

ENDNOTES

1. Source: SNL Financial. Pricing data as of 7/12/13 KRX is a composition of 50 regionally diversified mid and small-cap banking institutions in the U.S and is calculated using and equal-weighted method . Carolina Peers include all major exchange traded banks and thrifts in North Carolina and South Carolina with assets between $500 million and $10.0 billion; excludes merger targets Georgia Peers include all major exchange traded banks and thrifts in Georgia with assets between $500 million and $10.0 billion. Total return includes distribution of dividends
2. Source: SNL Financial. Pro forma figures exclude purchase accounting adjustments
3. Excludes purchase accounting adjustments
4. Source: SNL Financial, Condé Nast, 2012 Statistical Abstract of the US, Fast Company, City of Charleston, Charleston Magazine
5. Source: SNL Financial, Forbes, North Carolina State Ports Authority, Wilmington Business Development
6. Source: SNL Mortgage Market Share as of 2011
7. Source: SNL Financial and Company filings. Data as of 12/31/12. KRX is a composition of 50 regionally diversified mid- & small-cap banking institutions in the U.S. The index is calculated using an equal-weighted method and components comply with the GICS and ICS classification standards. Carolina's includes all publicly traded banks and thrifts in North and South Carolina with assets between $500 million and $10.0 billion.
8. Per share data reflect a five percent stock dividend distributed on January 1, 2005 and on March 23, 2007. For 2008, the loss related to the disposal of Freddie Mac Preferred Stock is added back. For 2009, the dividend paid on the preferred stock is added back.
9. Excludes Merger & OREO / Loan-related expenses
10. Efficiency ratio = NIE / Net Int Inc + Non Int Inc less securities gain/(loss) Operating efficiency ratio (exc'l) = same as above except exc'l merger cost & OREO related cost from NIE
11. Dividend paid for 149 consecutive quarters since 1976, Prior to 1976, dividends were paid semi-annually, 2nd Quarter 2013 includes dividends declared on 7/25/2013, record date of 8/16/2013, payable on 8/23/2013.
12. Acquired loans are net of purchase accounting adjustments.
13. Core deposits increased $419 million since Dec-12; Legacy SCBT +$140 million / Acquired + $279 million. 1Q2013 # Transaction account growth for Legacy SCBT 5.84% annualized. Total YTD $ Balance growth for core SCBT Legacy 8.3% annualized . *Core Deposits exclude all certificates of deposits.
14. Excludes Merger Expenses
15. Note: Net charge-offs excludes the impact of loan participations and a BHC loan.
16. Fair value for AFS securities; amortized/accreted cost for HTM securities. Does not include : FHLB stock, BHC stocks, or investment in unconsolidated subsidiaries.
17. Total Income= Net Interest Income + Noninterest Income (excluding negative accretion of indemnification asset and securities gains (losses). Fees generated from services provided by SCBT.
18. Note: NE Georgia Deposit Market Share includes the following counties: Barrow, Cherokee, Clarke, Habersham, Hall, Jackson, Rabun, Stephens, White.
19. Source: SNL Financial, Demographic Data as of 12/31/2012, Unemployment data for SC and US as of 6/30,2013, Savannah, Charlotte as of 5/31/2013, and NE GA unemployment data as of 2/28/2013.
20. Source: Rates from S.C. Realtors MLS Stats.
21. Texas ratio – Delinquent loans + nonperforming assets / Tangible Common Equity + ALLL. Criticized Loans – Special Mention. Classified Assets (Classified loans & OREO). Excludes all acquired assets.

SCBT FINANCIAL CORPORATION®

48